Capital Markets Day March 11, 2019 Bruce Davis  Chairman & CEO  Exhibit 99.1

Safe Harbor Statement  Please note that during the course of this event we will be making certain forward-looking statements, including those regarding: revenue, bookings, results of operations and operating leverage inherent in our platform; our investments and initiatives; our market opportunities; the results of our efforts with respect to our platform and market momentum; the broad relevance of our platform; the progress made in developing our technology and our resulting anticipated accomplishments; the results of the implementation of our technology, strategy and initiatives; the benefits that our technology could provide to regulatory regimes; the manufacturing quality control synergy we offer; the focus of the market and tipping points in market development; industry trends and the proliferation of linking requirements; our growth strategies, operational efficiencies and the influence of contract negotiations on acceleration of our growth; our anticipated cash usage; our expectations regarding a patent suit we have filed; and our prioritization of sources of capital. We also will discuss from time to time information provided to us by channel partners and actual and potential customers about their business activities.  We are providing this information, as we understand it was represented to us.  We do not verify nor vouch for such information. Such forward-looking statements, and statements about partners and customers, are subject to many assumptions, risks, uncertainties and changes in circumstances. Any assumptions we share about future performance represent a point-in-time estimate. Actual results may vary materially from those expressed or implied by such statements. We expressly disclaim any obligation to revise or update any assumptions, projections, or other forward-looking statements to reflect events or circumstances that may arise after the date of this event. For more information about risk factors that may cause actual results to differ from expectations, please see the company’s filings with the Securities and Exchange Commission, including the Form 10-K that we filed recently. Any links included in this presentation are provided for general information and context only. The content referenced is not incorporated by reference and you should not consider it a part of this presentation. We do not verify nor vouch for such information.

Share our observations regarding current approaches to valuing our company Provide detailed information concerning the factors we believe are being considered, and those that we believe should be considered Discuss assets, TAMs, and progress that might not be well-understood Receive inputs to guide our approach to working capital management Goals

Agenda Digimarc Overview Established Business & Foundational Value Unrealized Value: The Barcode of Everything® & Intuitive Computing Platform (ICP™)   Working Capital Strategy

Digimarc Overview

Business Overview Twenty Years Developing Intuitive Computing Platform (ICP) R&D: digital watermarking; automatic ID of media Patent licensing funded early development Security for banknotes, movies, and digital images; audience measurement for radio and TV 1999 IPO raised $80MM 2001 acquired Polaroid DL assets for $56MM; 2008 divested resulting business for $310MM cash paid directly to shareholders 2012 acquired Attributor e-pub anti-piracy; evolved into Digimarc Guardian 2014 introduced Intuitive Computing Platform for Retail and CPG Established Uses of ICP Licensing patents in entertainment media  Anti-piracy/anti-counterfeiting solutions and services for Central Banks and publishers Strengths/Competitive Advantage Signal processing experts; best known for digital watermarking Large scale embedded systems Unique data carrier applicable to all media ICP network effects Patents: large, high-quality portfolio: 850 issued; 300 applications pending Current Phase of ICP Feature Development: Retail and CPG Clear strategy with sustainable competitive advantage targeting large TAM 3-sided platform:  consumers, consumer product companies (CPGs), and retailers Automatic mobile device ID for all brand impressions in Shopper’s Journey High performance barcodes for packaging and labels that improve store operations, and provide many benefits in product lifecycles Targeting leading retailers and consumer products companies

Established Business & Foundational Value

TSR Trends 5-Year Share Price 1-Year Share Price

Determining Fair Value of Digimarc Current Market Capitalization: $350MM Analysts’ Models:                     $430MM target Projected free cash flow, or projected EPS, for years ranging from 2022 to 2027, for existing revenue streams + Barcode for packaging @$50/SKU 5% terminal growth rate Sum of Parts, Established Business:   Government Security, Guardian, and Licensing  Patents  Working capital  Enterprise Value:   Established business, including patents and working capital CPG packaging, thermal labels, hang tags, plastics, and other media Application licenses, e.g., manufacturing, store operations, recycling ICP business beyond CPG packaging (Platform value)

Business Model for Government Security (66% 2018 revenues) $14.0MM 2018 Revenue 58% 2018 Gross Margin Value Proposition Globally-deployed banknote anti-counterfeiting system Deter fake government-issued IDs Customer Relationships 24-year relationship with consortium of leading central banks Services contract with R&D focus through 2024, with five-year extension IDEMIA - global leader in augmented identity solutions Revenue Streams & Cost Structure Fees for services based on target operating margin; $1.2MM license fee 3% 5-year CAGR Digimarc owns all IP for commercial purposes Multi-year budgeting Growth rate expected to increase in 2020 Growth drivers: more issuers; technological change; new threats

Business Model for Guardian (17% 2018 revenues) $3.7MM 2018 Revenue 63% 2018 Gross Margin Value Proposition Protect e-publications and digital images from unlicensed use Provide anti-piracy and take down services Customer Relationships Long-term relationships with leading book, journals and Standards Development Organization (SDO) publishers; market leader serving this industry Protects billions of digital images online supporting brands, universities, non-profit organizations, original equipment manufacturers (OEMs), and digital asset management (DAM) providers Revenue Streams & Cost Structure Annual volume-based subscriptions for platform access Professional services (7%) 5-year CAGR Revenue split is 75% e-publications and 25% digital images;  Client acquisition/management is largest and most important cost Digimarc Guardian: How it works

Business Model for Patent Licensing (6% 2018 revenues) $1.2MM 2018 Revenue 49% 2018 Gross Margin Value Proposition Freedom to operate in specified Fields of Use Customer Relationships & Key Activities Portfolio aligned with execution of general corporate strategy Patent licensing limited to companies who use our inventions outside Retail and CPG space No significant outbound licensing File and prosecute patent applications Revenue Streams & Cost Structure Paid up patent licenses: Central Banks, IV, Nielsen, Verance Royalty-bearing patent licenses: (41%) 5-year CAGR, reflecting end of IV, Nielsen, Verance and $3.5MM paid up license in 2017 for specific Field of Use  21% 5-year CAGR without Five in-house IP and licensing experts Cost of Goods Sold includes patent amortization and maintenance, which are fixed costs

Business Model for Retail and CPG (11% 2018 revenues) $2.3MM 2018 Revenue 76% 2018 Gross Margin Value Proposition Reliable, efficient auto ID of packaging, labels, tags, and commercial print Customer Relationships & Key Activities Top retailers and CPGs Seeding initial applications Training and supporting supply chain Fostering cross-side network effects Revenue Streams & Cost Structure High growth/high margin opportunity Annuity business Platform and application license fees; annual subscriptions 90%+ gross margin at scale 43% 5-year CAGR  Free cash flow investment: ~$32MM/year

Foundational Value – Sum of the Parts Value of our established business should include operating business and value of our patents. Notes:  (1) Internal valuation using combination of discounted cash flows and revenue and EBITDAS multiples to compute range of fair values. Patents

Patents: Income and Sustainable Competitive Advantage

World-class, Focused, Comprehensive ICP Patent Portfolio Notes: Institute of Electrical and Electronics Engineers (IEEE) Pipeline Power Report 2017, Computer Software Segment Rankings. IEEE Pipeline Power score is calculated as the product of the Number of 2016 Patents, Pipeline Growth Index, Adjusted Pipeline Impact Score, Pipeline Originality Score and Pipeline Generality Score. Dell/EMC has been acquired by VMWare Digimarc’s technology platform is backed by an industry-leading patent portfolio Quality of Digimarc’s portfolio was ranked third by the IEEE in 2017 among all other software companies  Proprietary algorithms and unique technical expertise, addressing large markets 1,150+ Issued and pending patents 20%+ IP portfolio in foreign jurisdictions 100% IP litigation success rate over 25 years IEEE Patent Portfolio Strength Index (1) Ranked third overall in computer software category

Value of Our Patents

- **Life to date license revenues >$150MM**
- **2010 IV transaction**: $40MM net to DMRC, plus 20% profit sharing thru remaining life of patents, with implied value of patents range from **$260MM(1) to $580MM(2)**
- **2014 patent valuation study** by well-regarded boutique IP specialist investment bank (for internal purposes): **$125MM - $300MM**
- Since 2014, **the number of retained patents has increased by about 6.5x** and size of the portfolio's addressable market has significantly expanded



478
72
~6.5x
Content Filtering
Mobile Discovery
Retail Market
TV Advertising
Movie Advertising
Indoor Location
Addressable Markets Today
Retail
Internet of Things
Digital Search
Supply Chain
Recycling
AR
Healthcare
Blockchain
Number of Retained Patents Issued / Addressable Markets Considered in 2014 study
Number of Retained Patents Issued / Addressable Markets
~$125MM - $300MM
Value Today?

(1) Estimated implied value of $260MM based on assuming IV would expect at least a 15% annual rate of return on its investment in the Digimarc patents ($40MM plus 20% profit share).

(2) Estimated implied value of $580MM based on our projection of revenue to be generated by IV on the Digimarc patents over the life of the patents multiplied by a 5x revenue multiple.

17 DIGIMARC

Foundational Value – Sum of the Parts, Including Patents Value of our established business, with patents included, would account for most or all of our share price. Notes:  (1) Internal valuation using combination of discounted cash flows and revenue and EBITDAS multiples to compute range of fair values. (2) Includes fair value from IP Study in 2014 of $125MM to $300MM and fair value of existing licensing income stream of $5MM to $10MM (see note 1 for valuation methodology). (3) Includes Established Business, IP Portfolio & Licensing and Working Capital of $45MM at 12/31/18, primarily consisting of cash and short-term marketable securities. Implied Foundational Value: ~$275MM – $540MM (3)

Determining Fair Value of Digimarc Current Market Capitalization:                            $350MM; 11.7MM shares outstanding Analysts’ Models:                                                 $430MM target Projected free cash flow with 5% terminal growth, or projected EPS, for years ranging from 2022 to 2027, for existing revenue streams + Barcode for packaging @$50/SKU Models do not appear to attribute any value to Patents or Platform? Sum of Parts, Established Business:                  $275MM - $540MM Government Security and Guardian :  $100MM - $185MM Patents:                                               $130MM - $310MM Working capital                                     $45MM  Enterprise Value: ?? Established business, including patents and working capital:                                                           $275MM - $540MM CPG packaging, thermal labels, hang tags, plastics, other media, and application licenses:  $$$MM - $$$$$MM?  ICP business beyond CPG packaging (Platorm value):                                                                      $$$MM - $$$$$MM?

Digimarc Intuitive Computing Platform (ICP™)

Composition A Grid comprised of  waveforms at specific frequencies A Message comprised of bits (0/1) of information spread across a broad range of frequencies  How Digimarc Barcode Looks to Us vs. a Computer? Original Enhanced General Characteristics Low contrast two-dimensional data carrier Can be applied to print and digital images, audio and video In ways that are generally imperceptible to users in normal use Low contrast allows for often massive redundancy In print, each tile approx. size of thumbnail Redundancy improves ease of use, reliability and efficiency of auto identification Digimarc Barcode is foundational element of the multi-sided Intuitive Computing Platform ICP is multi-sided protocol network like Windows, Ethernet or CDMA Spatial domain Frequency domain (single tile)

Digimarc Barcode for Audio Frequency Time Frequency Time Audio File Audio File with Digimarc Barcode Open frequencies within audio files By using Psychoacoustic Processing and Perceptual Modeling to leverage frequencies that are inaudible to the human ear, Digimarc Barcode enables media to be instantly identified by consumer smartphones, software, networks and other applications.

Intuitive Computing Platform (ICP™) Built on foundational IP from prior decade 2008 program to capture critical IP in development of Digimarc Barcode and Digimarc Discover as multi-sided platform Initial focus on supporting Augmented Reality via sensor fusion Platform designed to optimize sensing activities of mobile device within power and bandwidth constraints Seamless multi-modal identification of things, consistent with principles of cognitive neuroscience Research and patent filings included novel approaches to object identification (DWM, fingerprinting), sensor fusion, and crowdsourcing

Digimarc ICP Technical Description Applications The ICP suite provides reliable, efficient identification that powers an ecosystem of applications. Identification Digimarc Barcodes are imperceptible codes for: Discovery Digimarc Discover® software for automatic identification: Consumer Goods Thermal Labels Commercial Print Retail Scanners Handheld Scanners Computer Networks Inspection Systems Digital Images Music, Movies & TV Mobile Devices Quality Management System Digimarc Verify Tools (Workflow Integration, Desktop and Mobile) Digimarc Barcode Specifications (Signal Specs and Application Guidelines) Center of Digimarc Education (CODE) (Training, Workshops, Online Education & Resources) Retail Store Operations Consumer Brands Product Information Media & Entertainment Interactivity & Metadata Content Security Copyright & Authentication Developer Tools Barcodes & Scanning Logistics Data Capture

ICP is a Multi-sided Platform (MSP): Meaning? Significance? “MSPs are technologies, products or services that create value primarily by enabling direct interactions between two or more customer or participant groups.”* Well-known MSPs include Amazon, eBay, AirBnB, Uber, Windows, iOS and Android, et al. Successful MSPs create value by reducing search costs or transaction costs (or both) for participants Digimarc’s Intuitive Computing Platform (ICP) is a Multi-sided Platform (MSP) ICP is a protocol network like ethernet, which increased in value at rapid rates after adoption by DEC, Intel and Xerox (tipping point); and CDMA Value of our network will increase exponentially in proportion to number of users Cross-side network effects when more users on a side increase value to other side users Most MSPs suffer chicken and egg problem during development Like other MSPs, our ICP will exhibit: Direct network effects where value of platform goes up as number of users go up Economies of scale High barriers to entry * Strategic Decisions for Multisided Platforms, MITSloan Management Review, 12/19/13.

Current Investment Focus: Three-sided ICP Local Node – Consumers, CPGs, and Retailers

Why Should You Care About Understanding MSPs? Our platform modernizes the global supply chain Dovetails with changes in retail and consumer behavior Serves a critical function in IoT Digimarc: Mission Critical Platform for the Digital Age

Unrealized Value: The Barcode of Everything & Intuitive Computing Platform (ICP)

Enterprise Value – Sum of the Parts The implied foundational value of the established business, with patents included, appears to account for, or potentially exceed, our current market value Using package license fee growth in next several years as sole measure of the value of our Platform does not encompass significant value creation opportunities already in the works Applying a 5% terminal growth rate at beginning of market development is not appropriate Implied Foundational Value: ~ $275MM – $540MM  Unrealized Value

Growth Investment in One of Many Enormous Addressable Markets for ICP Transformational Technology for Global Supply Chain Digimarc “The Barcode of Everything” generally imperceptible data carrier for all media Outperforms conventional barcodes in all significant measures of performance Enormous Addressable Markets Billions of barcodes in global supply chain Digimarc platform license fees: packaging: $50+/SKU/year, plus application license fees; >800MM unit TAM   Digimarc Barcode is being applied to many other media, e.g., hangtags, shelf labels, thermal product labels, plastic packaging, e.g., Thermal Labels:$2,400 to $7,200/store/year depending on size of store; Global TAM 700K+ grocery and convenient stores. Hang tags: $500/store/year. Recycling: pricing and TAM tbd Supporting many applications, e.g., faster/easier checkout, inventory management, regulatory compliance, manufacturing, recycling Emerging Supplier and Application Developer Ecosystem Five years of investment in enabling infrastructure and account development Relationships with leading suppliers of critical elements of delivery and support in place Rollout underway with leading retailers and consumer product manufacturers Powering many applications to improve retail operations and many aspects of product lifecycles Sustainable Competitive Advantage 20-year history in high security; proven proprietary algorithms Established standard for security in multiple markets 1,150 patents issued and pending

The Decision to Focus on Retail Blockchain AI + ML Advertising Healthcare AR IoT Digital Search Recycling Supply Chain RETAIL

Business Model for Retail and CPG Applications

VALUE PROPOSITION

- Successor to conventional barcodes
- More reliable, efficient data carrier with no noticeable visible artifacts
- Improve reliability and efficiency of auto ID

CUSTOMER RELATIONSHIPS

- Target world's largest retailers and CPGs as influencers: e.g., Walmart, Costco, P&G, PepsiCo
- In mature state, we support existing supplier relationships
- Suppliers charge for services
- Digimarc licenses IP
- Digimarc and developers license applications

CUSTOMER SEGMENTS

- Multi-sided Platform
- Global supply chain
- End users are primary source of revenues
- Manufacturing; retail store operations; consumer engagement; recycling

CHANNELS

- Package design, prepress and printing
- Customers can enhance packaging through existing supply relationships
- Digimarc provides software, training, and support to suppliers
- Printer and scanner vendors integrate firmware

KEY ACTIVITIES

- Algorithmic improvements
- Enhancement tools, discovery software, quality management
- Pilots and business process re-engineering
- Provide statistical evidence of ROI
- Reduce time, cost and aesthetic impact of enhancement

KEY RESOURCES

- Skilled, knowledgeable, motivated employees, working together
- Trained and motivated suppliers
- Customer change management

REVENUE STREAMS

- Annual subscriptions for platform access:

  Packages: Min $50+/SKU/year; Global TAM 800MM+ SKUs

  Thermal Labels:$2,400 to $7,200 per store/year depending on size of store; Global TAM 700K+ grocery and convenient stores

  Hang Tags: $500/year/store. TAM tbd

  Recycling: pricing and TAM tbd
- Application licenses

  Manufacturing quality
- Professional services
- 76% gross margin; 90%+ gross margins at scale
- 43% 5-year CAGR
- Growth drivers: platform adoption; feature growth; industry investments in digital tech

COST STRUCTURE

- Value driven (focused on value creation, premium value proposition)
- R&D is largest and most important cost in the business model
- Fixed Costs (salaries, rents, utilities)
- Low variable costs
- Free cash flow investment: ~$32MM/year
- Massive economies of scale

32
DIGIMARC

The Barcode of Everything The Barcode of Everything can be applied to all media types enabling the efficient and reliable automatic identification, discovery, and interconnection of everything: Digimarc Barcode is a low contrast data carrier that is effectively invisible and inaudible to humans Higher data capacity than conventional barcodes; allows for serialization and other special data LOW CONTRAST HIGH Digimarc Barcode Conventional Barcode Print Digital Images Video Audio Compatible Media Types: Issued and pending Patents 1150+ Years of R&D 20+ Invested in R&D since 2012 $150M

Digimarc ICP For Retail and CPG

Market Development Strategy – Core Elements  Target world’s largest retailers and CPGs Develop initial applications, while fostering application developer community Enable multiple sources of supply for key benefits of platform Garner industry and government support for our platform Begin in limited geographies to focus investment on R&D of technology and business model

Platform Development Model for Retail and CPG Seed ecosystem with influential subset of users: targeting the world’s largest retailers and CPGs, consistent with “tipping point” approach to market development Our MSP is unusual in that all participants receive multiple benefits from efficient and reliable identification of things, throughout each level of the global supply chain Develop initial set of relevant features, while fostering application developer community: consumer engagement, easy checkout, manufacturing quality, store operations Focused on 3-sided local node: consumers, CPGs, and retailers Enabling multiple sources of supply for key benefits of platform Building specifications as foundation for global standards; GS1 advice Governance is fostered by alignment with industry leaders, associations, and government authorities: Walmart, P&G, GS1, GMA, FMI, and Japan Study Group  Pricing is aligned with benefits to each side: retailers and CPGs, varying by medium and feature   Platform open to all Began in limited geographies to focus investment on R&D of technology and business model

Digimarc Intuitive Computing Platform

Benchmarks: UPC (Conventional Barcode) Key Development Highlights 1st patent issued October 7, 1952 First commercial use, 22 years later, in 1974, automating supermarket checkout systems  Adoption started slow, then grew exponentially to become foundation of global supply chain Now, Industry is Looking to go Beyond the UPC Digimarc R&D began in early 90’s 1st commercial application (in digital images) in 1996 1st patent issued in 1997 1st use in Retail and CPG in 2015 (Wegmans) 1st five years

Benchmarks: Qualcomm as Model of Multi-sided Protocol Platform Success

- Founded in **1985** to develop mobile communications technologies
- **$68MM** IPO in **1991**
- Developed cdmaOne spread spectrum multiple channel access method for cell phones
- cdmaOne adopted as standard by Telecommunications Industry Association in **1993**
- Qualcomm operated at a loss throughout much of the **1990s** due to investment in CDMA research and development
- **Mid-1995** article in Economist magazine described CDMA as a "clever–but fiendishly complicated and unproven–technology" that was still "a good year away from the market" and one that might never be made to work as well as the thoroughly operational TDMA standard."
- Stock languished until **1999**, when resolution of a patent infringement suit with Ericsson opened the European market to CDMA, cementing its position as a global standard
- **2600%** increase in share price in **1999**
- **$90 billion** market cap in **2018**
- Majority of revenues from IP licensing

QCOM:



Qualcomm Stock History
QCOM 66.33 -0.55 -0.82%
90.00
70.00
50.00
30.00
10.00
1995
2000
2005
2010
2015
The Motley Fool
Nov 14 2016, 11:36AM EST. Powered by YCHARTS

DMRC:



STOCK PERFORMANCE
DMRC vs. S&P 500 | 10 Year Performance
+500%
+250%
0%
-250%
2010
2014
2018
2000
2015
1D
1M
6M
YTD
1Y
5Y
10Y

Sources: see, e.g., https://en.wikipedia.org/wiki/Qualcomm ; http://www.company-histories.com/QUALCOMM-Incorporated-Company-History.html. Similarly, see, e.g., ethernet history, https://en.wikipedia.org/wiki/Ethernet. Or Windows, or .pdf, etc.

39
DIGIMARC

Accelerating Technology Adoption Curves https://virtualrealitypop.com/why-consumer-adoption-of-vr-and-ar-will-be-slow-a63283820574

Consumer, Retail and CPG:   Shoppers Journey

Shopper's Journey



Demand Creation
Pre-shop Prep
Purchase Decisions
Post Purchase
Packaging
Food Labels
Shelf Labels
Coupon Delivery
Interactive TV & Radio
Tabs & Circulars
Signage
Loyalty Programs

Demand Creation

- Magazines
- Free Standing Inserts
- Direct mail
- TV/radio
- Capture purchase intent
- Ability to gain consumer insights/data intelligence

Pre-shop Prep

- Coupons and offers
- Comparison of multiple product offerings
- Easy access to consumer reviews
- Online or in-store availability

Purchase Decisions

- Packaging
- Shelf labels
- Point-of-purchase displays
- Shelf ready packaging
- SmartLabel™
- Product transparency
- Coupon delivery
- Cross-sell

Post Purchase

- Instructions for use
- Entertainment and education
- Consumer loyalty and brand advocacy
- Brand evangelism
- Sharing via social media
- Reorder

42 DIGIMARC

ICP Feature Development: Consumers and Brands

How to Reach Tipping Point in Mobile-centric Shopping Technology is not the issue CPGs don’t want disintermediation of brand relationship by trading partners or search providers Need in camera scene analysis and auto ID or broadly downloaded app Completed Android technical POC Discussing with leading CPGs how to approach Apple and Google Consumers need routine and predictable valuable responses to motivate discovery via smartphones SmartLabel® doesn’t seem to be doing the job (as broadly downloaded app or means to ensure routine valuable responses) GMO disclosure law adding some impetus Sustainability/recycling also likely to influence

Consumer, Retail, and CPG

Unified Commerce Design Incorporate barcode data into artwork Integrate codes and link to content Manufacturing Improve in-line inspection Distribution Center More reliable labels Print on corrugated packaging Scan readily from a distance Verify logistics and returns In-Aisle Price checks Manage planogram & availability (OSA) Data Analytics Check Out Easily scan products & labels Improve first-pass read rate Reduce misreads and manual keying Improve customer experience Home-Use Instructions for use Brand and social content Point and scan to buy now & reorder Recycling Identify materials and substrates Improve sorting mechanisms Design Manufacturing Distribution Center In-Aisle Check Out Home-Use Recycling

Execution of Strategy: Targeting Largest Retailers 2 of Top 10 US Retailers “Top 100 Retailers: The Nation’s Retail Power Players 2017” – Stores NRF Magazine, June 2017 Early Adopters

Store Operations: Packages, Labels, Hangtags, POP, Shelf Edge Front of Store and In-Aisle: Easier scan at self-checkout; better data Increased items per minute at checkout Less shrink, increased sales More efficient inventory audits by associates and robots More accurate data in stock, pricing, planogram compliance Benefits: Improved front end data integrity, productivity and cashier/customer experience Increased efficiency and accuracy in-aisle and in back room (vendor packs) Easier, more accurate reads and better data everywhere Inventory Management – Packaging and Labels: Stores as “hybrid warehouses” – Walmart and Target Robotic shelf analysis – on-shelf availability; planogram compliance; pricing Stocking accuracy and productivity Buy Online/Pickup in Store “Bring Your Own Device” – store associates add employer software to their phones to support many business applications “Checkout with Me” – store associates with mobile devices and better data everywhere

Traditional Thermal Labels On-demand printing for fresh foods categories in retailers Fast, efficient printing with no dry time Low printing and maintenance costs Tracking of expiration at individual item level with DataBar implementations PERFORMS LIKE THIS Digimarc Barcode for Thermal Labels Digimarc Barcode for Thermal Labels Enable dynamic pricing Reduce food waste and increase profits Reduce shrink due to bad labels and bad actors Increase labor productivity Faster easier checkout Instructions for use Easy re-order LOOKS LIKE THIS

Digimarc Barcode for Thermal Labels Can Help Reduce Food Waste  Source: www.refed.com  *Digimarc can help retailers reduce food waste by increasing sales of aged product

Entire Retail Scale Printer Ecosystem is Being Enabled

Key Retail Accounts – Walmart and Costco Walmart Doug McMillon, in recent Walmart earnings call: “We strive to make every day easier for busy families as we increase convenience and save them money and time.” Announced Project Gigaton to reduce plastic waste Most in-counter POS scanners equipped with Digimarc firmware Digimarc Mobile SDK employed in Walmart and Sam’s Club consumer applications, and numerous applications in Walmart’s Bring Your Own Device store associate program Walmart private brand enhancement expanding January launch for Walmart supplier who revamped entire product line packaging to accommodate Digimarc Barcode, now planning national roll out Many global brands committed to in-store pilot, testing multiple hypotheses Other (confidential) projects underway Negotiations to expand contract underway Costco In-counter POS scanners equipped with Digimarc firmware Handhelds equipped with Digimarc firmware rolling out Ramp to volume production in apparel labels and tags Expand private brand product enhancement  Encourage mobile app update Win the Thermal business

Consumer, Retail, and CPG

Doing Business with Six of Eleven Companies That Own Most of the FMCG Brands "Here they are, 100 years plus, tons of advertising, built into people's habits and everything else," Buffett said of Kraft Heinz's brands. "And now, Kirkland, a private-label brand, comes along and with only 750 or so outlets, does 50% more business than all the Kraft Heinz brands."   — Warren Buffett, CNBC interview, 2/26/19 Source: https://www.zerohedge.com/news/2018-12-08/these-11-companies-control-everything-you-buy 6* of Top 10 Global Fast Moving Consumer Goods “Top 100 Consumer Goods Companies 2017” – Consumer Goods Technology, December 2017 (Only includes FMCG companies) * Total includes unidentified companies

Full Consumer Product Lifecycle Support Design Incorporate barcode data into artwork Integrate codes and link to content Manufacturing Improve in-line inspection Distribution Center More reliable labels Print on corrugated packaging Scan readily from a distance Verify logistics and returns In-Aisle Price checks Manage planogram & availability (OSA) Data Analytics Check Out Easily scan products & labels Improve first-pass read rate Reduce misreads and manual keying Improve customer experience Home-Use Instructions for use Brand and social content Point and scan to buy now & reorder Recycling Identify materials and substrates Improve sorting mechanisms Design Manufacturing Distribution Center In-Aisle Check Out Home-Use Recycling

Digimarc Barcode for SmartLabel® and GMO Disclosure

Digimarc Barcode removes the need for visually intrusive QR codes, which compete with precious packaging real estate. Functionally, consumers can scan ‘anywhere’ there is Digimarc Barcode across the package artwork and are not limited to a single visual symbology or ‘target.’ The single code can deliver two different experiences. Apps determine how the information is displayed.

“Digital watermarking” is included in the final federal GMO disclosure rules.

Recently implemented GS1 Digital Link.


smartlabel
Cilantro Lime Rice
200
3
25
6
Servings
GROCERY
CILANTRO LIME
RICE
ORGANIC
ORGANIC INGREDIENTS
smartlabel
NET WT 16 OZ (1 LB) 454g
BUY NOW
PRODUCT INFO
REVIEWS
RECIPES
RECOMMENDATIONS
TRIVIA
SHOPPING LISTS
PRODUCT LOCATOR
HOW TO VIDEOS
COUPONS
SWEEPSTAKES
SHARE
MOBILE CHECKOUT
SCAVENGER HUNT

With the SmartLabel® App
SmartLabel® app delivers *only* SmartLabel® content

Branded App Features, using Digimarc SDK
3rd Party Apps can deliver brand romance *and* SmartLabel®

56
DIGIMARC

Manufacturing Quality Management Product and label mismatches huge impact on all aspects of CPG business: Consumer health and safety Damage to brand Recall costs Labor and product costs for mitigation – internal and external Five pilots Settling delivery and support with Cognex Digimarc Barcode: > 99.99% Accuracy in Pilots So Far! https://vimeo.com/322292232

Example with Rice using GTIN+ with Material Code

Brand Protection Digimarc Barcode: Confidential Engagements Digimarc Guardian: Digital Images HP Link: Serialization; Track and Trace AlpVision: Counterfeit Deterrence Platform

Digimarc Barcode for Fabric and Flooring

- Examples of Printed Watermarks by Filigrade in Holland; and Stealthcode by BeeGraphics in Italy
- Digimarc Barcode integrated into flooring and fabric to educate users, and deter counterfeiting and channel diversion
- Fabric sample shown at NRF in January and EuroCIS in February schattdecor
Brand Protection

Digimarc Barcode integrated into flooring for brand protection

https://www.youtube.com/watch?time_continue=3&v=dGNbHvScSCs

Digimarc Barcode integrated into fabric

https://vimeo.com/321872261

60
DIGIMARC

Modernizing the Supply Chain for Live Plants $19 billion paper and packaging supplier Over 70% market share in category Manufactures over 3 billion plant stakes annually Supports major retailers such as Home Depot, Walmart, Kroger, Tractor Supply and many others Small form factor is ideal for Digimarc due to limited real estate for data carriers, pricing, graphics, and supporting information Category is still operating in low tech environment, ripe for disruption Key Benefits WestRock provides access to retailers through long term relationships Connects Retail Garden Center use case to rest of the store Improves inventory management and customer experience Strong supply chain use case, from seed to sale Can be used to demo Blockchain and GS1 Digital Link For over 100 years, WestRock/MPS has supported growers and retailers printing supporting materials for live plant category Digimarc enhanced locking plant stakes

Improving Recycling of Plastic Packaging

- ***If current pollution rates continue, there will be <u>more plastic in the sea than fish by 2050</u>, as 8 million tonnes of bottles and waste swamp the oceans each year. – UN Environment Program***
- CPGs represent 20% of all plastic produced globally; P&G heads Holy Grail Project in Europe
- Digimarc Barcode is being considered as means to improve recycling as complement or alternative to Near Infrared Spectroscopy and taggants
- ICP unique platform that provide synchronous ID for substrate, ink, labels, and shrink sleeves
- Multi-layer approach improves likelihood of identification and quality of information
- Supports wide range of plastic selection and continued use of brand dress (e.g., black or colored)
- GS1-recognized data carrier provides more granular identification via labels and ink
- Compatible with Circular Economy – no environmental impact, no additional additives, electronic circuitry or chemicals
- Sorting is goal, but multiple use cases throughout supply chain, retail, consumer engagement, copy detection
- One-time enhancement of mold or artwork; zero marginal cost per unit
- Producers in Europe pay Extended Producer Responsibility fees to fund mitigation of societal and environmental burdens. Digimarc may play a role in “modulation” of fees.
- CPGs can amortize costs across other applications, e.g., manufacturing quality, regulatory disclosures, retail store operations, consumer engagement


"The current plastics system is broken – system change is the only long-term solution"
ELLEN MACARTHUR FOUNDATION

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Key CPG Accounts - Highlights P&G 1st product shipments to multiple channels Continuing cooperation on global scaling strategies PepsiCo Major retailer in store-pilot Several PepsiCo brands participating  Other Global Leaders Multiple suppliers participating in major retailer in-store pilot First enhanced products from other top 10 CPGs going shelves by mid-year Pilot program involving several ICP suppliers begins in April Manufacturing quality control pilots Counterfeit deterrence and channel management programs Joint R&D on product delivery system  Other CPG Updates New Seasons PB first GS1 Digital Link enhanced product

Consumer, Retail, and CPG:   Geographical Expansion

Europe Focused sales & partner related activities have started to pay off 1st European retail customer roll out. Value proposition Easy Check Out. Three full-time employees, focused on nurturing successful rollout with large retailer. Leading retailers are watching. Many suppliers engaged. Key Pre-Press Partners are beginning to scale Hardware Partners are beginning to see opportunities for incremental sales, based on Digimarc Barcode Focus on Barcode for Packaging due to limited local resources Demand for Barcode for Recycling is creating significant groundswell of interest from CPGs, their suppliers, and German and EU government

Japan

- Study group has generated substantial awareness
- Single local employee, our country manager, with ad hoc support from US, limits progress
- Advances in ecosystem integration, alliance building and business development, despite minimal staffing
- Significant progress has been made on integration with numerous partners, who are now shifting to business development mode with upcoming tradeshows
- Retail focus, with limited exploration of value propositions for brand owners
- Several retail opportunities in engagement and assessment phase, with cooperation from many study group partners. These opportunities rely on scanner optimizations that are underway.
- RetailTech Japan held last week. See press release for details.*



China 14.84%
United States of America 24.32%
Japan 5.91%
Germany 4.54%
India 2.83%
France 3.26%
Canada 2.09%
Mexico 1.54%
United Kingdom 3.85%
Italy 2.46%
Spain 1.62%
Australia 1.81%
Rest of the World 9.41%
Brazil 2.39%
Continents
Africa
Asia
Australia
Europe
North America
South America
Rest of the World
The Global Economy by GDP
howmuch.net

* https://www.prnewswire.com/news-releases/digimarc-and-alliance-partners-showcase-retail--packaging-solutions-at-retailtech-japan-300804599.html

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Consumer, Retail, and CPG:   Global Supplier Alliances

$150 Million Platform Investment in Early Stages of Major Platform Expansion Digimarc has a robust track record of achieving significant, global scale in multiple market verticals: Key Alliances & Partners Engaged with a broad range of strategic partners across Identification, Discovery, and Applications setting stage for new global standard as successor to traditional barcodes: Multiple initiatives underway with potential to drive significant inflections in market penetration (GS1 US & Germany, Beyond the UPC industry study, USDA GMO Label Regulations, Shopping for the Future Japan, engagements with Walmart, Costco, P&G and PepsiCo) Digimarc’s Technology Platform is Highly-Scalable In most of the money in the world In ~80% of US drivers licenses In nearly all TV & radio in the US In 800MM Microsoft Windows 10 devices

Mobile Discovery Evolving with Partners

aila

AILA has integrated the ability detect Digimarc Barcodes using the Digimarc Mobile SDK into its retail scanning offerings for both tablets & handheld devices.

FutureProof RETAIL

FutureProof Retail offers several mobile solutions for retailers; their core offering is mobile checkout. They have integrated the Digimarc Mobile SDK for high-performance scanning and read Digimarc Barcode.

Link from HP, a digital printing technology from HP that gives every product a unique identity. Using Link with Digimarc Barcode empowers companies through supply chain efficiency, personalized customer engagement and brand protection.

Microsoft

Microsoft integrates Digimarc Image Detection Software in Windows 10 to provide the ability for Win10 developers for detection of defined symbologies, (1D, QR and Digimarc Barcode for product packaging), via Microsoft APIs in Win10 applications.

SCANDIT

Scandit and Digimarc are collaborating on joint business development opportunities to leverage best-in-class mobile scanning software applications for greater detection of Digimarc Barcode.

REVISION

Revision is a global Self-Scanning Solution Provider with over 120,000 self-scanning terminals operating around the world. Solutions for consumer shopping through retail mobile app or dedicated hardware device in-store.

rezolve
instant salesware

Rezolve integrated Digimarc Mobile SDK into their mobile platform for consumer engagement with print and audio media.


H-E-B
SP

For more information on Digimarc's Global Alliances, visit www.digimarc.com/our-alliances

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HP Link: End-to-end Solutions Through Entire Product Lifecycle Licensed by Digimarc

Consumer, Retail, and CPG: Competition

Competition UPC (1974) – ubiquitous 1D (horizontal stripes) data carrier  Adoption started slow, then grew exponentially, to become foundation of global supply chain QR Code (1994) – 2D (squares) originally designed for automotive industry; now popular for consumer applications Greater data capacity than UPC UPC and QR Visible  Location-specific Line of sight limited Susceptible to environmental factors RFID (1973) Tags and readers Not line of sight limited Cost/tag Functional limitations Privacy concerns Image Recognition  Probabilistic methods Accuracy, speed and cost affected by size of database, similarity of images, network latency, user environment, device capabilities, and user training

Examples of Common Image Recognition Misreads Common Graphics Common Logos Most image recognition techniques leverage shapes as opposed to all image characteristics. Brands that rely colors to differentiate packages are more likely to encounter misreads. Templates that have common logos or other graphical elements increase the likelihood of misreads.

Digimarc “Customer First” Compared with Amazon Go Amazon Go studies people; we identify media DMB has broader application, and greater convenience, choice and control than Amazon Go Maintain familiar friendly process Serve all customers More checkout options: self, associate, POS Translation and product information Food quality and safety Mark downs based on product attributes Augmented Reality experiences Privacy: fewer cameras, tracking and profiling High quality data: product and purchase intent Enables in-home benefits: use, re-order, recycle Improve manufacturing, logistics, and recycling Supports work of store associates and suppliers Many platform benefits transcend the store Smaller capital investment and infrastructure change Sorry Amazon: Philadelphia bans cashless stores. The city follows only Massachusetts, which has banned cashless stores since 1978.arsTECHNICA, 3/7/19.  https://arstechnica.com/tech-policy/2019/03/sorry-amazon-philadelphia-bans-cashless-stores/

Next Steps in Execution of Strategy

2019 Strategic Plan

DIGIMARC
The Barcode of Everything

Vision:	Give all forms of media and many everyday objects a digital identity.		
Mission:	Help consumers and businesses reliably and efficiently identify media when, where, and how they want.		
Strategic Themes:	Shareholder Value	Scale	Long-Term Assets
Strategic Results:	Increase shareholder returns by driving bookings growth and improving cash flows.	Increase deployments of our technology with top accounts and strategic alliances.	Expand the number of available applications for our technology to showcase its broad relevance.

Strategic Objectives and Strategy Map



Financial:
Grow bookings
Improve cash flow
Achieve tipping point with Top Accounts
Become successor to visual symbologies
Customer & Alliances:
Deliver customer value
Deliver reliable & efficient enhancement
Mobilize platform alliances
Internal Processes:
Be efficient
Obsess customer success
Enable globalization
Allocate capital wisely
Manage channels effectively
Deliver disruptive solutions
Learning & Growth:
Improve technical messaging
Embrace shared values
Achieve scalable organization

Perspective	Measures [Owner]	Targets	Initiatives
Financial	• Bookings/revenue growth • Cash flow • Shareholder returns	• Bookings growth in Digimarc Barcode; Rev growth in Payments and Guardian • Improve • High in relation to peers	• Close contracts with top accounts • Grow share of wallet with accounts • Renew key customer contracts • Optimize spending/investments • Deliver comprehensive product marketing
Customer & Alliances	• New customer accounts • Grow, strengthen, and monetize Alliances • Shorten sales cycle	• Close more Barcode accounts • Close Barcode contracts based on Alliance co-selling • Move from prospect to pilot to implementation faster	• Complete efficiency studies • Align marketing account-based marketing tactics • Build strategic customer pipeline • Collaborative selling with alliances • Execute flagship store concept
Internal Processes	• Increase productivity • Deliver high quality • Implement Efficiently	• Reduce average package enhancement time • Transition Barcode for Packaging to higher resolution • Shorten path from pilot to implementation	• Automate package enhancement • Improve quality control tools • Build scalable/repeatable processes • Productize manufacturing solution • Expand customer support
Learning & Growth	• Employee satisfaction • Relevant effective training • Communication and collaboration	• Superior survey scores • Train to foster Financial and Customer success • Qualitative evidence through customer/alliance surveys	• Improve performance management • Provide more training to employees • Improve sales/technical training and support

Caring • Commitment • Innovation • Integrity • Knowledge • Loyalty

76 DIGIMARC

Path to Scale in Retail Thermal Labels Move from pilot to production Add customers Facilitate business process re-engineering:  support sell by date, provenance, dynamic pricing Integrate firmware into more printers:  in-store and food services – Bizerba, Hobart, Mettler-Toledo, DIGI, Ishida Packaging Roll out of higher resolution Digimarc Barcode for Packaging Improve quality and lower cost/time to market of enhancing packaging – SGS, SGK, Adobe, Esko Document Digimarc Barcode as required feature of packaging – Wegmans, Walmart, P&G, et al.  Integrate Digimarc firmware in more POS and handheld scanners – Datalogic, Zebra, Honeywell, NCR, Toshiba Tec, et al. Advocate for Digimarc Discover as camera feature in Smartphones – Apple, Google, major smartphone suppliers Facilitate consumer engagement and analytics – GMA, SmartLabel, leading CPGs Impact studies – Wegmans, New Seasons, Walmart, Costco, P&G, PepsiCo, et al. Industry buy-in on specifications – GS1, GMA, FMI, global alliance members Hangtags Complete Costco pilot, orchestrate supply chain, and expand production

Working Capital Management

Valuation and Digimarc Liquidity Event Precedents IPO 1999:   12x $240MM market price vs. pre-public valuation $22MM ID Systems Sale 2008 3x $390MM  vs. pre-transaction value $140MM Public market value prior to sale: $140MM Enterprise value prior to sale: $100MM ID Systems, 80% of revenues   Digital watermarking business, 20% of revenues Purchase price for ID Systems $310MM, no patents included Digital watermarking business and $50MM working capital retained, with initial enterprise value $30MM, all patents retained Total value post-transaction: consideration received/retained $390MM Digimarc 2019: Public vs Private Valuation?

Determining Fair Value of Digimarc

Current Market Capitalization: $350MM

Analysts' Models: Target $430MM

- Projected free cash flow, or projected EPS, for years ranging from 2022 to 2027, for existing revenue streams + Barcode for packaging @$50/SKU
- **5% terminal growth rate?**

Sum of Parts, Established Business: $275MM - $540MM

+ Government Security and Guardian $100MM - $185MM
+ **Patents $130MM - $310MM**
+ Working capital $45MM

Enterprise Value: $xxxMM - $xxxxMM?

+ Established business, including **patents** and working capital
+ CPG packaging, **thermal labels, hang tags, plastics, and other media**
+ **Applications licenses**, e.g., manufacturing, store operations, recycling
+ ICP business beyond CPG packaging (**Platform value**)



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DIGIMARC

Digimarc at Inflection Point Twenty years as a publicly-traded company TSR (1-year and 5-year) has been average in relation to peers but has underperformed market  Analysts appear to be valuing operating businesses plus nominal optionality of Retail and CPG early market development for limited number of years Modest pace of investments slows pace of adoption; slow pace of adoption translated into key measure of value? Option seems to be valued at near 0% chance of success (unless patents given no value)? Are patents being valued? Digimarc has generated over $150MM in patent license revenue Historic valuations: hundreds of millions $$ Size of portfolio and relevance to identifiable TAMs larger than ever No value for ICP potential, without capital constraints?  Current public equity market valuation creates strong preference for strategic and/or private equity investment to address working capital needs

2019 Approach to Working Capital Management Income Enhancement Programs: Increase revenue growth rate by rewarding early adopters with special terms Industry leaders encourage adoption by others (tipping point theory) Payments for product or geographical exclusives Grow share of wallet in major accounts Pursue strategic equity investment Strategic partnerships consistent with progress of execution of strategy, with goal to have share price increase, not decrease, due to investment Private equity/venture capital Consider sale of assets License/sell non-core patents Registered direct or marketed secondaries (not attractive at current prices) Combinations of the above, in context of strategy for max value All options are on the table All are achievable Maximizing shareholder value is our goal Confident in soundness of strategy

Income Enhancement Programs

Income Enhancement Programs Early adopter CPGs, retailers and suppliers who help develop and market features of ICP Must invest in feature development, including paying for our participation Help establish technical and commercial viability Cooperate in marketing to rest of industry, including help on pricing, positioning, and advocacy They are rewarded with credits against costs of adoption and use of ICP Partnerships intended to accelerate revenue growth and create side network effects

SHARED VISION JOINT ENABLEMENT Pre-Media Activation: Optimized Artwork Approval Process QA/QC process and tools Serialization Strategy Define requirements and implementation strategy Test and prove use case on track and trace Deliver a superior digital package identity to create value throughout each phase of the product lifecycle (end to end). Be recognized publicly with Digimarc as the best and most innovative consumer products and services company in the world. Enrich the lives of the world's consumer with the best products, transparency, and communication channels. Printer Activation: PQM Specs QA/QC process and tools Lighthouse Brands Thoughtful engagement with champion brands  Internal reference case Demonstrate deployment internally and externally Design Agency Activation: Better awareness at agency level Requirement of design Educating and engaging Signal Rich Art evolution Recycling Strategy Define requirements and implementation strategy Build standards for industry Joint Steering Committee: Use case prioritization Resource alignment Corporate direction Brand Protection: Brand asset protection Anti-diversion, anti-counterfeit  Retail theft Marquee CPG Partnership

SHARED VISION JOINT ENABLEMENT Pre-Media Activation: Enhance artwork Approval Process QA/QC process and tools Data Management Collect T-log data or other data sources to track performance Analyze results; test and refine Integrate with other retail & ERP systems Supplier Activation: Printer QM QA/QC process, tools & training Store Roll Outs Phased deployment with targeted stores Associate / Cashier training Demonstrate deployment internally and externally Retail Tech Activation: Enable retail hardware infrastructure – scanners, scales, inventory robots Enable mobile apps and devices CPG Engagement Engage and expand with Consumer Brand suppliers Activate “connected store” experience to optimize supply chain efficiencies Joint Steering Committee: Objectives / KPIs Use case prioritization Data strategy Resource allocation Other Applications Expand & deploy other use cases: hang tags, circulars, shelf edge tags, digital assets Marquee Retail Partnership Deliver a “Customer First” approach for greater convenience, choice and control for modern retail Be recognized publicly with Digimarc as a ‘connected retailer’ making shopping easy and seamless for your customers Enable your total store operations reducing shrink, optimizing inventory and faster, easier check out options

Financing Geographic Expansion There is evidence of significant opportunity in Europe and Japan Capital constraints are making it difficult to properly support foreign markets May make sense to secure large, capable partners in foreign markets who can provide capital as well as operational leverage Ideal partners are large IT service providers Can form basis for global network built on ICP specifications and GS1 standards Fueled by global retail and CPG early adopters

Potential Sources of Strategic Investment and Operating Leverage

Strategic Investment: Sources of Capital and Operational Leverage Our situation: Clearly articulated strategy, with objective measures of progress Constrained product market focus: consumer products and retail Strategy targets world leaders in these markets; and they are engaged Their scale and scale of their suppliers dwarfs Digimarc Limited resources to manage accounts and suppliers Investing in efficiency, cost and quality of enhancement process Journey progressing to global scale, from practice to specifications to standards Need additional resources for global expansion Cost of capital may be more attractive in private equity market Strategic investors can offer capital and operational leverage What are kinds of companies can add value, improving our execution of strategy?

Potential Sources of Operational Leverage and Capital

Sample of Prospects	Business	Mkt Cap	Identification	Discovery	Applications	Value to Partner Examples
Adobe	Media creation and marketing	$125B	x		x	add auto ID to design and prepress; link to marketing cloud
Microsoft	Operating system and cloud	$780B	x	x		Intuitive Computing Platform augmentation to Windows and link to Azure
Intel	IOT	$256B		x	x	Intuitive Computing Platform augmentation to Intel IOT platform
Zebra	Auto ID and inspection	$8B	x	x	x	establish IP position in next gen auto ID
Apple	Mobile productivity and entertainment	$900B		x	x	automate discovery in camera; support AR
Google	Search; digital advertising; and mobile productivity and entertainment	$800B		x	x	natural progression from search to discovery
Facebook	Digital advertising	$650B		x	x	better target ads/marketing for clients; compete with Amazon Marketplace
Amazon	Retail MSP	$820B	x	x	x	make improved product identification proprietary
IBM	IOT: Watson/Blockchain/Cloud	$132B		x	x	feed Watson/Blockchain/Cloud
HP	Digital printing	$38B	x	x	x	enhance value of print
SAP	Retail industry software	$128B	x	x	x	improve connections between demand and supply

90 DIGIMARC

Adobe Foundational underpinning of our entire platform / ecosystem – inherent digital identities for all media objects Long-term relationship with Adobe: pre-public investor, plug-ins, government security Digimarc’s enhancement tools are all built on Adobe’s Creative Cloud Adobe could become world’s primary source of Auto ID Adobe Sensei machine learning framework relies on auto-ID Inherent digital identities would greatly improve breadth and accuracy of identification All Creative Cloud output can have digital twin ICP would extend reach and functionality of Adobe auto-ID in manufacturing, distribution, warehousing, retail, and consumption – across the entire lifecycle and value chain of commercial artwork Powerful linkage between Adobe Creative, Document, and Marketing Clouds: More accurate and extensive data throughout value chain Marketing insights, document management, more general cloud services Standardized solution across both digital and physical media Potential for “Signal Rich” artwork, introducing new generation of mathematically infused artwork with inherent digital identities to serve IoT applications Complements Open Data Initiative by contributing new customer and supplier data to existing datasets Complements Adobe Retail Reports and Marketo / Magento technologies in the Digital Experience Network

Microsoft Digimarc Barcode detection integrated into Windows 10 core, resident in 800MM devices Digimarc Barcode improves retail store operations Retail with Digimarc Barcode improves consumers choice, convenience, control; and facilitates low prices through efficiency gains Microsoft established many prominent retailer relationships in 2018 to help “…“digitally transform” customer interactions, sharpen operations and deliver better products and services…” Rumored to be working on alternatives to Amazon Go * Retail can be an early implementation of Internet of Things Services ICP improves quantity and quality of data from all forms of Auto ID More generally, can add Digimarc Barcode to search index for all media and Discover into Android to create world’s best Discovery platform * https://www.supermarketnews.com/retail-financial/albertsons-eyes-frictionless-grocery-shopping?NL=SN-02&Issue=SN-02_20190225_SN-02_322&sfvc4enews=42&cl=article_1_b&utm_rid=CPG06000000251758&utm_campaign=28749&utm_medium=email&elq2=6c68f02353ae4915bcea1902538a42eb

Open Data Initiative – Consortia as Potential Investors? From announcement in September 24, 2018: “…many businesses struggle to attain a complete view of their customer interactions and operations, because they are unable to connect information trapped in internal silos. At the same time, important customer information also resides in external silos with intermediary services and third-party providers, limiting a company’s ability to create the right connections, garner intelligence and ultimately extract more value from its own data in real time to better serve customers.” “Technology leaders at top retail and consumer products companies, such as The Coca-Cola Company, Unilever and Walmart, have expressed support and excitement about the Open Data Initiative.”

Google: Digimarc Discover – From Search to Discovery Google keyword search changed the world when desktop computing was dominant Mobile search is overtaking desktop search Text-typing does not work well for mobile devices Voice is helping Camera as discovery interface seems a natural evolution in the emerging IoT Google can develop premium services for digital advertising customers, based on specific product ID search \ˈsərch\ v. to look into or over carefully or thoroughly in an effort to find or discover something discover \dis-ˈkə-vər\ v. to make known or visible

Maximizing Shareholder Value

Three-sided ICP Local Node – Consumers, CPGs, and Retailers

ICP: Future of Search is Discovery in the Internet of Everything Virtually everything will be connected to the Internet and other networks Mobile devices and network coverage are pervasive Accurate identification of media objects is critical to many business models of IT leaders Device sensor configurations mimic human senses of eyes and ears, but with limited “seeing” and “hearing” Every object that can have a digital data identity should have one because Accurate identification of things is the foundation of knowledge about them This knowledge motivates and directs actions Unreliable identification corrupts upstream knowledge, confounds decisions, and creates risks and waste Digimarc’s patented Intuitive Computing Platform (ICP) is built on 20 years of R&D, resulting in Digimarc Barcode, the “Barcode of Everything” Digimarc Barcode can be applied to anything that carries a barcode today, and to digital images, video and audio as well Digimarc Barcode is more reliable, efficient and easy to use than conventional barcodes It is more economical than RFID; and more reliable than image or audio recognition Digimarc Barcode improves operations in all aspects of demand and supply cycles in global supply chain and modern commerce The “Barcode of Everything” facilitates AI, AR, process automation, and expands network reach and utility in the emerging era of IoT

Track Record of Relevant Expertise, Quality, and Delivery Capable and focused management Trusted platform developer for world’s leading Central Banks for 20 years Demonstrated ability to navigate chicken and egg problem in MSP development Foundation of numerous piracy and anti-counterfeiting standards (Digital Cinema and Blue-Ray movie distribution; OTT television; production music; e-books, and digital images; government-issued IDs; banknotes) across many industries Cross-fertilization of invention and experience as Intuitive Computing Platform relevance grows Large high-quality IP portfolio with impressive track record Fifteen PhDs and 96 engineers, most with long tenures (15+ years typical), and expertise in all aspects of media security, auto identification, and printing  Platform expansion into Retail and CPG has proceeded as planned Market megatrends have been supportive

Share our observations regarding current approaches to valuing our company Provide detailed information concerning the factors we believe are being considered, and those that we believe should be considered Discuss assets, TAMs, and progress that might not be well-understood Receive inputs to guide our approach to working capital management Goals

Enterprise Value of Digimarc Validated Mission Critical Proprietary Technology High-security digital watermarking pioneer 20 years in counterfeit deterrence with Central Banks Broad adoption of licensed solutions in multiple industries High quality initial suppliers and customers Vote of confidence from global barcode licensing authority GS1 1,150 patent assets and proprietary trade secret algorithms Multiple Benefits to Retail & CPG Value    Improves operational efficiency and consumer engagement Impacts many aspects of consumer product life cycle Can save retail industry billions in store operations Early adoption by Wegmans, New Seasons, Walmart, Costco, P&G, PepsiCo; working with other larger CPGs and retailers Potential for rapid adoption once retail and CPG leaders show evidence of scale roll outs Mobile Discovery for Store Associates and Consumers Powerful consumer engagement tool for brands with minimal packaging impact Visual Search – leveraging the ubiquity of smartphones and appealing to “Snapchat” generation Greater Product Lifecycle Management – generates highly valuable consumer insights for retailers and brands Enormous Addressable Markets and Attractive Business Model Versatile multi-sided protocol platform Competitive advantages clear and documented Licensing model indicates enormous potential scale with high margin recurring revenues Highly-qualified and experienced management team with decades of industry experience Good stewards of capital with track record of providing attractive returns to long term shareholders

Inquiries & Contact Information   Matt Glover Investor Relations Phone: 949.574.3860 Liolios Group Matt@liolios.com Charles Beck EVP, CFO Digimarc Corporation Phone: 503.469.4721 Charles.Beck@digimarc.com